EXHIBIT 99.1

Research Breakthrough Spurs Octillion to Accelerate Development of Glass Windows Able to Generate Electricity

Octillion doubles funding for research and development after researchers successfully create mechanically stable developmental prototype.

Vancouver, BC – July 23, 2007 – Octillion Corp. (Symbol: OCTL) today announced that the Company has doubled its research funding in order to accelerate development of the first-of-its-kind transparent glass window capable of generating electricity, following encouraging research outcomes and completion of a developmental prototype window, a major breakthrough milestone.

Last month, researchers created an early lab scale model of Octillion’s transparent photovoltaic ‘NanoPower Window’.  Scientists successfully engineered and assembled a mechanically stable, see-through developmental prototype, which achieved optically active down-conversion and displayed good electrical properties with no electrical shorts.

“Recently, we’ve been fortunate to accomplish significant breakthroughs, and as a result, I’m proud to announce that Octillion has now formally committed to doubling our research funding pursuant to our Sponsored Research Agreement, which allows our collaborating scientists to more aggressively exploit these important findings,” explained Octillion President and CEO, Mr. Harmel S. Rayat.

Key to the development of Octillion’s transparent NanoPower Windows is a proprietary spray coating of a silicon nanoparticle film, which is fluorescent and able to convert the sun’s energy into electricity.  The process of producing these silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

The process for spraying the silicon nanoparticles onto glass surfaces is unique to Octillion, and is among the Company’s major research achievements.  Earlier this year, researchers developed a protocol for reliably depositing nanoparticles onto glass surfaces using a proprietary electro spray system able to produce nanofilms of controllable thickness.  Importantly, the silicon nanoparticles retained their high efficiency of down conversion of UV light to the visible after being sprayed, a procedure that does not compromise the optical characteristics of the nanoparticles, both in intensity and spectral distribution, a prerequisite for efficient photovoltaic conversion.

[View news regarding Octillion’s development of proprietary nanoparticle spray system:

http://www.octillioncorp.com/OCTL_20070207.html]

In an important breakthrough just last month, researchers developed an early model of the world’s first transparent photovoltaic windows of its kind, successfully ‘stacking’ silicon nanoparticles between ultra-thin films of metal, onto a glass surface.  Preliminary tests have shown that this stack is mechanically stable and of even thickness.  Tests for optical characterization have demonstrated that the model is of a high-quality see-through architecture, important to maintaining maximum transparency of a finished commercial product.

[View news regarding Octillion’s breakthrough prototype ‘NanoPower Window’:

http://www.octillioncorp.com/OCTL_20070604.html]

“The research advances we’ve achieved over the past few months are encouraging enough to prompt us to significantly increase our commitment to aggressively fund the development of our NanoPower Window technology.  With this additional injection of capital to fund personnel, equipment and materials, I’m looking forward to seeing our leading edge technology build on its momentum and move forward in the weeks and months ahead,” concluded Mr. Rayat.

About Octillion Corp.

Octillion Corp., together with its wholly owned subsidiaries, is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging technologies.

Through established relationships with universities, research institutions, teaching hospitals and government agencies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research for significantly less than conventional organizations.

Among our current research and development activities are the development of 1) a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure, and 2) technologies and products for peripheral and optic nerve damage and nerve regeneration.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.